NOTICE OF REDEMPTION

                  ST. JOHN KNITS INTERNATIONAL, INCORPORATED
                  12 1/2% Senior Subordinated Notes due 2009
                                CUSIP 79025QAC1

                                March 23, 2005

TO: The Holders of St. John Knits International, Incorporated 12 1/2% Senior Subordinated Notes due 2009 (the "Notes")


          NOTICE IS HEREBY GIVEN THAT pursuant to the provisions of Article Three of the Indenture, dated as of July 7, 1999 (the "Indenture"), among St. John Knits International, Incorporated, as issuer (the "Company"), the guarantors named therein and The Bank of New York, as trustee (the "Trustee"), on the terms set forth in Schedule A hereto, the Company has elected to redeem on and as of April 25, 2005 (the "Redemption Date") all of its outstanding Notes in the principal amount of $100,000,000 at the redemption price of 106.250% of the principal amount thereof plus accrued and unpaid interest, if any, on the Notes to the Redemption Date, which equals a redemption price of $1,062.50 for each $1,000.00 principal amount of the Notes, plus accrued and unpaid interest on the Notes up to but not including the Redemption Date (collectively, the "Redemption Price").

          On the Redemption Date, the Redemption Price will become due and payable on all the Notes called for redemption. Unless the Company defaults in making the redemption payment, interest on the Notes called for redemption will cease to accrue on and after such Redemption Date, and the only remaining right of the holders is to receive payment of the Redemption Price upon surrender to The Bank of New York, as paying agent (the "Paying Agent") of the Notes redeemed.

          The redemption payment shall be made by the Company to the Depository Trust Company through the Paying Agent. The Notes must be surrendered for payment of the Redemption Price to the Paying Agent at either:

                           THE BANK OF NEW YORK

 If by Mail            By Registered or Certified Mail:    By Hand or Overnight
                                                           Delivery:

The Bank of New York        The Bank of New York          The Bank of New York
P.O. Box 396                 111 Sanders Creek              111 Sanders Creek
East Syracuse,              Parkway, 2nd Floor            Parkway, 2nd Floor
NY  13057                 East Syracuse, NY 13057       East Syracuse, NY 13057
Attn: Debt Processing   Attn: Debt Processing Group      Attn: Debt Processing
      Group                                                    Group


          Withholding of 28% of gross redemption proceeds of any payment made within the United States may be required by the Jobs and Growth Tax Relief Reconciliation Act of 2003, unless the Paying Agent has the correct taxpayer identification number (social security number or employer identification number) or exemption certificate of the payee. Please furnish a properly completed W-9 or exemption certificate or equivalent when presenting your securities.

          The Company and the Trustee shall not be responsible for the selection or use of the CUSIP number, nor is any representation made as to its correctness or accuracy on the Notes or as indicated on the Notice of Redemption. It is included solely for the convenience of the holders.

           IN WITNESS WHEREOF, the undersigned officer has signed this Notice of Redemption as of the date first above written.



                                    ST. JOHN KNITS INTERNATIONAL, INCORPORATED



                                    By:  /s/ Roger G. Ruppert
                                    -----------------------------------------
                                    Name:   Roger G. Ruppert
                                    Title:  Executive Vice President-Finance
                                            and Chief Financial Officer

                                                                   Schedule A
                                                                   ----------

                  ST. JOHN KNITS INTERNATIONAL, INCORPORATED

                             NOTICE OF REDEMPTION

                  12 1/2% SENIOR SUBORDINATED NOTES DUE 2009
                  ------------------------------------------



CUSIP:                              79025QAC1


ISSUER:                             St. John Knits International, Incorporated

SECURITY:                           12 1/2% Senior Subordinated Notes due 2009

ISSUE DATE:                         July 7, 1999

MATURITY:                           July 1, 2009

REDEMPTION DATE:                    April 25, 2005

REDEMPTION PRICE (per Note):

         Principal:                 $ 1,000.00
         Premium:                   $    62.50
         Accrued Interest:          $    39.58
         Total:                     $ 1,102.08

PAYING AGENT:                       The Bank of New York Trust Company, N.A.
                                    c/o The Bank of New York
                                    101 Barclay
                                    New York, NY 10286

PARTIAL OR FULL CALL:               Full Call